UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) March 8, 2007
AMERICAN REPROGRAPHICS COMPANY

(Exact Name of Registrant as Specified in its Charter)

STATE OF DELAWARE	001-32407	20-1700361

(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 North Central Avenue, Suite 550, Glendale, California	91203

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (818) 500-0225
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On March 8, 2007, American Reprographics Company (the “Company”) and certain selling stockholders entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc., Goldman, Sachs & Co., Robert W. Baird & Co. Incorporated, CIBC World Markets Corp., William Blair & Company, L.L.C. and Credit Suisse Securities (USA) LLC as representatives of the several underwriters listed therein (collectively, the “Underwriters”). The Underwriting Agreement provides for the sale of 5,666,195 shares of the Company’s common stock, par value $.001 per share (the “Shares”), by the selling stockholders. The selling stockholders have granted to the Underwriters an option to purchase up to an additional 849,428 Shares to cover over-allotments, if any. The offering is being made pursuant to our effective shelf registration statement on Form S-3 (Registration No. 333-141009), previously filed with the Securities and Exchange Commission. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.
On March 9, 2007, the Company issued a press release announcing the pricing of the offering. A copy of this press release is attached hereto as Exhibit 99.1.
In the ordinary course of the Underwriters’ respective businesses, the Underwriters and their affiliates have engaged and may engage in commercial, investment banking and other advisory transactions with the Company or the selling stockholders for which they have received and will receive customary fees and expenses.
S. Chandramohan, the Chief Executive Officer of the Company, maintains a private investment account with Goldman, Sachs & Co. In connection with a project to construct a new Goldman, Sachs & Co. headquarters in New York City, following a competitive bidding process, the developer, with Goldman, Sachs & Co.’s concurrence, selected the Company to provide reprographics services for the project.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description

1.1
Underwriting Agreement, dated March 8, 2007, by and among the Company, J.P. Morgan Securities Inc., Goldman, Sachs & Co., Robert W. Baird & Co. Incorporated, CIBC World Markets Corp., William Blair & Company, L.L.C. and Credit Suisse Securities (USA) LLC as representatives of the several underwriters listed therein.

99.1	Company’s press release dated March 9, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2007	AMERICAN REPROGRAPHICS COMPANY
	By:	/s/ Sathiyamurthy Chandramohan
Sathiyamurthy Chandramohan
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1
Underwriting Agreement, dated March 8, 2007, by and among the Company, J.P. Morgan Securities Inc., Goldman, Sachs & Co., Robert W. Baird & Co. Incorporated, CIBC World Markets Corp., William Blair & Company, L.L.C. and Credit Suisse Securities (USA) LLC as representatives of the several underwriters listed therein.

99.1	Company’s press release dated March 9, 2007.